SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2009

Trust Certificates (TRUCs), Series 2002-1 Trust
(Exact name of registrant as specified in its charter)

New York	333-58504-05	13-4164633
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employee identification no.)
c/o U.S. Bank Trust National Association 100 Wall Street, Suite 1600 New York, New York		10005
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (212)-623-0069

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On November 16, 2009 a distribution was made to the holders of the Class A-1 Certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto. No other reportable transactions or matters have occurred during the current reporting period.

Item 9.01               Financial Statements, Pro-Forma Financial Information and Exhibits.

(a)           Not Applicable.

(b)           Not Applicable.

(c)           Exhibits.

99.1           Trustee’s Report in respect of the November 16, 2009 Distribution Date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trust Certificates (TRUCs), Series 2002-1 Trust
By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as Trustee on behalf of Trust Certificates
(TRUCs), Series 2002-1 Trust

By:	/s/ David J. Kolibachuk
Name: David J. Kolibachuk
Title: Vice President

Dated:   November 16, 2009

EXHIBIT INDEX

Exhibit		Page

99.1	Trustee’s Report in respect of the November 16, 2009 Distribution Date	5